UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SENTINEL GROUP FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sentinel Group Funds, Inc.

Sentinel Mid Cap Value Fund

One National Life Drive

Montpelier, VT 05604

July 8, 2011

Dear Shareholder:

A Special Meeting of Shareholders of Sentinel Mid Cap Value Fund (the “Fund”), a series of Sentinel Group Funds, Inc. (the “Corporation”) will be held at One National Life Drive, Montpelier, VT 05604 on August 29, 2011 at 10:00 a.m., Eastern Time (the “Meeting”) for the purpose of voting on the Proposal set forth below and to transact such other business that may properly come before the Meeting, or any adjournments thereof:

Proposal:  To approve a new investment sub-advisory agreement between Sentinel Asset Management, Inc. and a new sub-adviser, Crow Point Partners, LLC.

Please review and consider the Proposal carefully.  The Board of Directors (the “Board”), including all of the Independent Directors, has reviewed and approved the Proposal and believe it to be in the best interests of the Fund and its shareholders. Accordingly, the Board recommends that you vote FOR the Proposal.

Shareholders of record at the close of business on June 27, 2011 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.  If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy ballot and return it promptly in the envelope provided for this purpose so that your vote will be represented. In the event you later decide to attend the Meeting, you may revoke your proxy at that time and vote your shares in person.  The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

Please read this information carefully and call us at 1-800-282-3863 if you have any questions.  Your vote is important to us, no matter how many shares you own.

Sincerely,

/s/ Thomas H. MacLeay
Thomas H. MacLeay
Chairman of the Board

SENTINEL GROUP FUNDS, INC.

Sentinel Mid Cap Value Fund

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES.  ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Sentinel Group Funds, Inc. (the “Corporation”) will hold a meeting of shareholders of the Sentinel Mid Cap Value Fund (the “Fund”) on August 29, 2011.  It is important for you to vote on the issues described in this Proxy Statement.  Please read the Proxy Statement in its entirety as the explanations in the Proxy Statement will help you decide on the issues.

The following is an introduction to the Proposal and the process:

Q:            What am I being asked to vote on?

A:            You are being asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Fund’s adviser, Sentinel Asset Management, Inc. (the “Adviser”) and the Fund’s proposed new sub-adviser, Crow Point Partners, LLC (“Crow Point”).

Q:            Why is the Fund changing sub-advisers?

A:            Although the Board and the Adviser believe that Steinberg Asset Management, LLC (the “Current Sub-Adviser”, or “Steinberg”) has made a positive contribution to the Fund during the past four years as the Fund’s sub-adviser, the Board and the Adviser believe that a change in management style may improve Fund performance as compared to peer funds, as well as bring the Fund’s investment style into alignment with that of the other Sentinel Funds, which generally have a style that focuses on diversification and attention to downside protection while seeking consistent performance.  In addition, the Board and the Adviser have sought a relationship with a sub-adviser willing to make a long-term commitment to the growth of the Fund so that fixed expenses of the Fund could potentially be spread across a larger shareholder base.

After an evaluation of Crow Point, the Board concluded that Crow Point’s senior investment professionals’ experience managing other value equity investments offers a potential benefit to the Fund, and the Board believes that the selection of Crow Point is in the best interests of the Fund and its shareholders.   On June 9, 2011, the Board approved the termination of the investment sub-advisory agreement between the Adviser and the Current Sub-Adviser, and the Adviser provided notice to the Current Sub-Adviser of such termination, effective as of the close of business on August 17, 2011.   Crow Point will act as sub-adviser to the Fund under an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”); however, in order for Crow Point to continue to act as investment sub-adviser to the Fund beyond January

13, 2012, the new sub-advisory agreement between the Adviser and Crow Point (the “New Sub-Advisory Agreement”) must be approved by shareholders of the Fund.

The Board unanimously recommends that you vote for the New Sub-Advisory Agreement.

See “Proposal: Approval of New Sub-Advisory Agreement with Crow Point Partners, LLC” for more information regarding the considerations of the Board in selecting Crow Point as investment sub-adviser and approving the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

Q:            Who is Crow Point?

A:            Crow Point is an investment adviser registered with the Securities and Exchange Commission (the “SEC”).  Crow Point manages approximately $1 billion in assets as of March 31, 2011 on a discretionary basis, and provides or seeks to provide portfolio management services to registered investment companies, hedge funds and other private investment funds, high net worth individuals, and other U.S. and international institutions.  Timothy P. O’Brien and Peter J. DeCaprio founded Crow Point in 2006.  Prior to founding Crow Point, Mr. O’Brien was a managing director and senior portfolio manager with the Value Equity team of Evergreen Investments’ Equity Management Group.  He has been in the investment management industry since 1993.  He received his M.B.A. from the University of Pennsylvania’s Wharton School of Business.  Mr. DeCaprio has over 20 years experience in the industry as both an equity and high yield analyst covering the technology, telecommunications, utilities and media sectors.  He has an M.B.A. from Duke University’s Fuqua School of Business.  If shareholders approve the New Sub-Advisory Agreement, Messrs. O’Brien and DeCaprio would serve as the co-portfolio managers responsible for the day-to-day management of the Fund’s portfolio.

Q:            How will Crow Point manage the Fund’s Portfolio?

A:            Under the Interim Sub-Advisory Agreement, Crow Point will be responsible for the management of the Fund’s portfolio, subject to the supervision of the Adviser and the Board.  The Fund will invest primarily in equity securities, and will continue to seek its primary objective of long-term capital appreciation.  Investments will be made generally in U.S. companies, but may also be made to a lesser extent in securities of non-U.S. companies.  Crow Point will screen investments with a focus on dividend-paying equity securities, and will apply additional screens that focus on traditional valuation metrics such as low price/earnings to growth ratios, high free cash flow yields and enterprise value to cash flow ratios.  Crow Point may occasionally invest in companies that it considers to be “turnarounds” and whose results have been poor due to company-specific and/or industry-wide conditions that Crow Point believes are temporary.  Crow Point may also occasionally invest in a company or industry that is out of favor, or whose earnings have disappointed, causing a drop in the stock price beyond which Crow Point believes to be fair value for the business.

Crow Point will continue to manage the Fund substantially in this manner under the New Sub-Advisory Agreement.  However, effective with Crow Point’s appointment as sub-adviser to the Fund as approved by the shareholders, the Fund’s investment strategies will be modified to reflect that the Fund may also invest in securities providing the potential for income when consistent with the Fund’s primary objective, and the Fund will become a diversified Fund.  See “Other Fund Changes” below.

Q:            Will the New Sub-Advisory Agreement result in higher management expenses for the Fund?

A:            No.  The Adviser pays the investment sub-advisory fee out of the advisory fee the Fund pays the Adviser.  The amount payable by the Fund to the Adviser will not change.  The Adviser pays to the Current Sub-Adviser a sub-advisory fee equal to 0.50% on the first $50 million of the Fund’s average daily net assets; 0.40% on the next $50 million of such assets; and 0.25% of such assets over $100 million.  Under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser will pay to Crow Point a sub-advisory fee equal to 0.35% on the first $50 million of the Fund’s average daily net assets; 0.30% on the next $50 million of such assets; and 0.25% of such assets over $100 million.  The savings to the Adviser resulting from lower fees payable to Crow Point are expected to be paid back to the Fund under a fee waiver, renewable on a yearly basis.  It is anticipated that the savings to the Fund under the first year of the fee waiver will amount to $125,000, based on current assets under management.

Q:            Will the Fund pay for the proxy solicitation, legal and other costs associated with the proposal?

A:            The Fund will pay for all costs incurred by the Fund in connection with the approval of the Proposal.  Costs associated with the approval of the Proposal generally include printing and mailing costs, solicitation costs, legal costs, costs paid to the Fund’s independent registered public accounting firm, and other miscellaneous costs.  Boston Financial Data Services (“BFDS”) has been retained to assist in the solicitation of shareholder proxies, at an estimated cost of $25,000, plus expenses.

Q:            How does the Fund’s Board recommend that I vote?

A:            After careful consideration, the Board, including all of the Independent Directors, recommends that shareholders vote FOR the Proposal.

Q:            What happens if the shareholders do not approve the Proposal?

A:            If the proposed New Sub-Advisory Agreement with Crow Point is not approved by shareholders, the Interim Sub-Advisory Agreement will terminate at the end of the 150 day interim period and the Board will consider what action to take on behalf of the Fund.

Q:            How do I vote my shares?

A:            You may vote by telephone, via the Internet or by mail.  Your proxy card has the telephone number, website and mailing address listed on it.  Please keep in mind that you save the Fund time and postage costs by voting by telephone or via the Internet.  You may also vote by returning the enclosed proxy card.  If you cast your vote by telephone or through the Internet, please do not return your proxy card.  If you do not respond at all, BFDS, the Fund’s proxy solicitor, may contact you by telephone to request that you cast your vote.

Q:            Who do I call if I have questions about the Proxy Statement?

A:            If you have any other questions or need further assistance in voting, please feel free to call the Fund’s proxy solicitor, BFDS, toll free at 1-866-977-7699.

After careful consideration, the Board of Directors has unanimously approved the New Sub-Advisory Agreement.  The Board recommends that you read the enclosed materials carefully and vote FOR the Proposal.

Sentinel Group Funds, Inc. (the “Corporation”)

A Maryland Corporation

Sentinel Mid Cap Value Fund

(the “Fund”)

One National Life Drive

Montpelier, VT 05604

Notice of Special Meeting of Shareholders to be held on August 29, 2011

A Special Meeting of Shareholders of the Fund will be held at One National Life Drive, Montpelier, VT 05604 on August 29, 2011 at 10:00 a.m., Eastern Time (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the Proposal set forth below, as more fully described in the attached proxy statement, and to transact such other business as may be properly brought before the Meeting:

Proposal:  To approve a new investment sub-advisory agreement between Sentinel Asset Management, Inc. and a new sub-adviser, Crow Point Partners, LLC.

Only shareholders of the Fund at the close of business on the New York Stock Exchange on June 27, 2011 are entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement of the Meeting.

Your Vote Is Important.  Please Authorize Your Proxy By Telephone Or Internet Or Complete, Sign, Date And Return Your Proxy Card.

As a shareholder of the Fund, you are asked to attend the meeting either in person or by proxy.  We urge you to vote by proxy.  Your prompt authorization of a proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  Authorizing a proxy will not prevent you from voting your shares in person at the meeting.  You may revoke your proxy before it is exercised by submitting to the Secretary of Sentinel Group Funds, Inc. a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.  A prior proxy can also be revoked by authorizing a subsequent proxy by telephone or through the internet.

If you have questions regarding the enclosed proxy material or need assistance in voting your shares, please contact Boston Financial Data Services at 1-866-977-7699.

By Order of the Board of Directors,

/s/ Lisa Muller
Lisa Muller
Secretary

Montpelier, Vermont

July 8, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 29, 2011:  This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.sentinelinvestments.com/proxy2011.

Sentinel Group Funds, Inc. (the “Corporation”)

A Maryland Corporation

Sentinel Mid Cap Value Fund

(the “Fund”)

One National Life Drive

Montpelier, VT 05604

PROXY STATEMENT

Dated July 8, 2011

This document is a proxy statement (the “Proxy Statement”), and is being made available to shareholders of the Sentinel Mid Cap Value Fund (the “Fund”), a series of Sentinel Group Funds, Inc. (the “Corporation”) in connection with a special meeting of shareholders of the Fund to be held on August 29, 2011 at 10:00 a.m. (Eastern Time) at One National Life Drive, Montpelier, Vermont 05604, including any and all adjournments thereof (the “Meeting”).  The Proxy Statement contains the information that shareholders of the Fund should know before voting on the proposal before them, and should be reviewed and retained for future reference.  The proposal described in this Proxy Statement (the “Proposal”) is for the approval of a new investment sub-advisory agreement with Crow Point Partners, LLC.

The Board of Directors (the “Board”) of the Corporation has fixed the close of business on June 27, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”).  This Proxy Statement and the enclosed notice and form of proxy are first being mailed to shareholders on or about July 15, 2011.

A copy of the Corporation’s most recent annual report, including financial statements with respect to the Fund, was previously delivered to shareholders.  The Corporation’s semi-annual report covering the period ending May 31, 2011 has not yet been distributed to shareholders.  Shareholders of the Fund may obtain without charge additional copies of the Corporation’s annual report, or the semi-annual report for the period ending May 31, 2011, when available, by writing to Sentinel Administrative Services, Inc., One National Life Drive, Montpelier, VT 05604 by calling 1-800-282-3863 or by visiting http://www.sentinelinvestments.com/prospectus.

PROPOSAL: Approval of New Sub-Advisory Agreement with Crow Point Partners, LLC

Summary

Following the deliberations and considerations described below, on June 9, 2011, the Board approved the termination of the investment sub-advisory agreement between the Adviser and Steinberg Asset Management, Inc. (the “Current Sub-Adviser”, or “Steinberg”) and the Adviser provided notice to Steinberg of such termination, effective as of the close of business on August 17, 2011, or such earlier date as may be agreed upon between Steinberg and the Adviser.  The Board approved the interim investment sub-advisory agreement between the Adviser and Crow Point Partners, LLC (“Crow Point”), which will become effective on August 17, 2011, or on such earlier date as the sub-advisory agreement between the Advisor and Steinberg (the “Steinberg Sub-Advisory Agreement”) may terminate (the “Interim Sub-Advisory Agreement”).  Pursuant to the Interim Sub-Advisory Agreement, Crow Point will serve as the Fund’s investment sub-adviser on an interim basis and, as sub-adviser to the Fund, will be responsible for the day-to-day management of the Fund.  Pursuant to the Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), Crow Point may act as investment sub-adviser pursuant to the Interim Sub-Advisory Agreement for up to 150 days from the termination of the Steinberg Sub-Advisory Agreement, pending shareholder approval of a new sub-advisory agreement between the Adviser and Crow Point (the “New Sub-Advisory Agreement”).  In order for Crow Point to continue to act as investment sub-adviser to the Fund beyond January 13, 2012, the New Sub-Advisory Agreement must be approved by shareholders of the Fund.

The New Sub-Advisory Agreement, if approved by shareholders, would not change the overall advisory fees payable by the Fund to the Adviser under the advisory agreement between the Fund and the Adviser.  However, the fees paid to Crow Point by the Adviser under the New Sub-Advisory Agreement will be less than the fees paid to Steinberg under the Steinberg Sub-Advisory Agreement, and the Adviser has agreed to waive advisory fees and reimburse the Fund to the extent of the fee differential between the Steinberg Sub-Advisory Agreement and the New Sub-Advisory Agreement pursuant to a fee waiver/reimbursement agreement that will be renewable on an annual basis.  The initial term of the fee waiver/reimbursement agreement will be for a period of two years, and will expire on the date that coincides with the last day of the initial term of the New Sub-Advisory Agreement.  Therefore, this proposal will not affect the management fees borne by the shareholders, except as those fees may be reduced by this fee waiver/reimbursement.

As described in more detail below, if shareholders approve the New Sub-Advisory Agreement, the Fund will modify its principal investment strategies and change its investment policy of being a non-diversified fund.  These changes have been approved by the Board and do not require shareholder approval.

Steinberg Sub-Advisory Agreement

The term of the Steinberg Sub-Advisory Agreement began on May 4, 2007.  The Board, including a majority of the Directors who are not “interested persons” of the Corporation, as defined in the 1940 Act, last approved the continuation of the Steinberg Sub-Advisory Agreement on August 18, 2010.  Shareholders of the Fund approved the Steinberg Sub-Advisory Agreement on March 15, 2007 in connection with the Corporation’s acquisition of the Fund from The Advisers’ Inner Circle Fund.

On June 9, 2011, the Board, acting on a recommendation by the Adviser, approved the termination of the Steinberg Sub-Advisory Agreement.  The Adviser recommended the termination of the Steinberg Sub-Advisory Agreement for a number of reasons.  Although the Board and the Adviser believe that Steinberg has made a positive contribution to the Fund during the past four years as the Fund’s sub-adviser, the Board and the Adviser believe that a change in management style may improve Fund performance as compared to peer funds, as well as bring the Fund’s investment style into alignment with that of the other Sentinel Funds, which generally have a style that focuses on diversification and attention to downside protection while seeking consistent performance.  In addition, the Board and the Adviser believe that Crow Point, the proposed new sub-adviser, will make a long-term commitment to the growth of the Fund, including a willingness to actively participate in the marketing and distribution efforts relating to the Fund, in order to increase sales and assets under management so that fixed expenses of the Fund could potentially be spread across a larger shareholder base.  Following the June 9, 2011 Board meeting, the Adviser provided notice to Steinberg of the termination of the Steinberg Sub-Advisory Agreement, effective August 17, 2011 or such earlier date as may be agreed upon between Steinberg and the Adviser.

Subject to the supervision and direction of the Advisor and the overall supervision and oversight of the Board, during this notice period, Steinberg continues to be responsible for investing and reinvesting the Fund’s assets in a manner consistent with the investment policies and objectives of the Fund as reflected in the Fund’s prospectus and statement of additional information, as they may be amended from time to time.  Steinberg is also responsible for furnishing periodic reports to the Board at each of its regular meetings regarding all material changes to the Fund since the prior report, including providing such additional statistical and analytical information with respect to securities in the Fund as the Board shall reasonably request.  Steinberg is also responsible for certifying compliance with the Fund’s prospectus, statement of additional information and applicable laws, and reviewing and providing sub-certifications relating to the Fund’s financial statements and valuation of portfolio securities.  In addition, it is required to maintain records relating to portfolio transactions and brokerage transactions as required by applicable law. The Steinberg Sub-Advisory Agreement also states that Steinberg shall only be liable for losses resulting from its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Steinberg Sub-Advisory Agreement.

For providing these services, Steinberg is entitled to receive from the Adviser a monthly fee at an annual rate of:

•                  0.50% of the first $50 of the Fund’s average daily net assets;

•                  0.40% on the next $50 million of such assets; and

•                  0.25% of such assets over $100 million.

During the fiscal year ended November 30, 2010, Steinberg received fees from the Adviser under the Steinberg Sub-Advisory Agreement totaling $655,936.

Interim Sub-Advisory Agreement

Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Directors) to approve and enter into the Interim Sub-Advisory Agreement pursuant to which Crow Point may serve as investment sub-adviser to the Fund for up to 150 days from the termination of the Steinberg Sub-Advisory Agreement, pending shareholder approval of the New Sub-Advisory Agreement.

Based upon the considerations described below under “Board Considerations,” the Board, including the Independent Directors, approved the Interim Sub-Advisory Agreement on June 9, 2011.  The Interim Sub-Advisory Agreement will become effective upon the termination of the Steinberg Sub-Advisory Agreement, which will be no later than August 17, 2011.

There are no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the New Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement terminates upon the earlier of (i) the 150th day following the termination of the Steinberg Sub-Advisory Agreement or (ii) the effectiveness of the New Sub-Advisory Agreement.

New Sub-Advisory Agreement

It is proposed that the Adviser and Crow Point enter into the New Sub-Advisory Agreement to become effective upon the date of shareholder approval, or as soon as practicable thereafter.  Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Directors who are not “interested persons” of any party to the New Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Board Considerations,” the Board, including all of the Independent Directors, approved the New Sub-Advisory Agreement on June 9, 2011.

A copy of the New Sub-Advisory Agreement is attached hereto as Appendix A and the description of the New Sub-Advisory Agreement is qualified in its entirety by reference to Appendix A.

Under the New Sub-Advisory Agreement, pursuant to the oversight and supervision of the Adviser and the Board, Crow Point will manage the day-to-day operations of the Fund, which includes, but is not limited to, the following services at the request of the Adviser:  (i) providing a complete program for the investment and reinvestment of the cash, securities, and other properties comprising the investment portfolio of the Fund in accordance with the investment policies and objectives of the Fund as reflected in the Fund’s registration statement; (ii) placing orders for purchases and sales of the Fund’s assets; (iii) maintaining the books and records as are required to support Fund investment operations; and (iv) monitoring the investment activities and portfolio holdings relating to the Fund.  At the request of the Adviser, Crow Point will also, subject to the oversight and supervision of the Adviser and the Board, consult with the Adviser as to the overall management of the Fund’s assets and the investment policies and practices of the Fund, and will provide to the Adviser and the Board reports on portfolio transactions and reports on assets held by the Fund.

The initial term of the New Sub-Advisory Agreement will be a period of two years, upon approval by shareholders.  The New Sub-Advisory Agreement shall continue from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Directors who are not “interested persons” of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  These provisions of the New Sub-Advisory Agreement are substantially similar to the corresponding provisions of the Steinberg Sub-Advisory Agreement.

The New Sub-Advisory Agreement provides that Crow Point will not be liable for any act or omission in the course or in connection with rendering its services, except in the case of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard of its obligations under the New Sub-Advisory Agreement.  These provisions of the New Sub-Advisory Agreement are substantially similar to the corresponding provisions of the Steinberg Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated (i) at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ notice to the Sub-Adviser or (ii) at any time by the Sub-Adviser or the Adviser upon 60 days written notice to the other party.  In addition, the New Sub-Advisory Agreement will terminate immediately in the event of its assignment.  These provisions of the New Sub-Advisory Agreement are substantially similar to the corresponding provisions of the Steinberg Sub-Advisory Agreement.

Material Differences Between the Steinberg Sub-Advisory Agreement and the New Sub-Advisory Agreement

The Steinberg Sub-Advisory Agreement and the New Sub-Advisory Agreement differ with respect to the voting of proxies solicited with respect to securities in which the Fund may be invested from time to time.  Under the New Sub-Advisory Agreement, the Adviser will be responsible for voting proxies solicited with respect to these securities in accordance with the Adviser’s policies on proxy voting.  Under the Steinberg Sub-Advisory Agreement, Steinberg is responsible for voting proxies with respect to these securities in accordance with its proxy voting policies.

The Steinberg Sub-Advisory Agreement and the New Sub-Advisory Agreement also differ with respect to the fees paid to the sub-adviser.  The fees paid by the Adviser to the sub-

adviser of the Fund are lower under the New Sub-Advisory Agreement than under the Steinberg Sub-Advisory Agreement.  Under the New Sub-Advisory Agreement, the Adviser will pay Crow Point a sub-advisory fee equal to 0.35% on the first $50 million of the Fund’s average daily net assets; 0.30% on the next $50 million of such assets; and 0.25% of such assets over $100 million.  Under the Steinberg Sub-Advisory Agreement, the Adviser pays Steinberg a sub-advisory fee equal to 0.50% on the first $50 million of the Fund’s average daily net assets; 0.40% on the next $50 million of such assets; and 0.25% of such assets over $100 million.

The Adviser pays the investment sub-advisory fee out of the advisory fee received by the Adviser.

The fees paid to Crow Point by the Adviser under the New Sub-Advisory Agreement will be less than the fees paid to Steinberg under the Steinberg Sub-Advisory Agreement; as described above, the Adviser will waive advisory fees paid by the Fund to the Adviser to the extent of this fee differential under a fee waiver, renewable each year.

There are no other material differences between the Steinberg Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Other Fund Changes

If shareholders approve the New Sub-Advisory Agreement, the principal investment strategies of the Fund would be modified to emphasize the intrinsic value style brought by Crow Point to the Fund.  The Fund would have new principal investments and principal investment strategies to more accurately reflect the value mid-cap investment style and process that is proposed to be followed by Crow Point, in contrast to Steinberg’s investment strategy.  While the Fund’s investment objective will remain the same, to seek long-term capital appreciation, under Crow Point, the Fund’s principal investment strategies will reflect that the Fund may also invest in securities providing the potential for income when consistent with its primary objective.

In addition, the Fund, simultaneous with the effective date of the New Sub-Advisory Agreement, will become a diversified Fund.  This change would mean that the Fund could not, with respect to 75% of its portfolio, have more than 5% of it invested in any issuer nor could it own more than 10% of the voting securities in any one company.  Currently, the Fund operates as a non-diversified fund; it is not subject to these diversification requirements and may hold fewer securities than a diversified portfolio and may take larger positions in individual securities.  As a non-diversified fund, the Fund may be more affected by the performance of a particular security than a fund investing in a broader range of securities.

Board Considerations

At an in-person Board meeting held on June 9, 2011, the Board, including all of the members who have no direct or indirect interest in the New Sub-Advisory Agreement and are not “interested persons” of the Corporation, as defined in the 1940 Act (the “Independent Directors”), discussed the termination of the Steinberg Sub-Advisory Agreement and the proposed engagement of Crow Point as the Fund’s sub-adviser.  Following the discussion, the

Directors, including the Independent Directors, approved the termination of the Steinberg Sub-Advisory Agreement and the engagement of Crow Point under the Interim Sub-Advisory Agreement.  They also approved the New Sub-Advisory Agreement, on behalf of the Fund, and agreed to recommend that shareholders approve the New Sub-Advisory Agreement.  Before approving the New Sub-Advisory Agreement, the Directors reviewed materials regarding Crow Point and its proposed portfolio management team.  Messrs. O’Brien and DeCaprio met with the Directors in person on two separate occasions.

At the Board’s regular quarterly meeting held on March 10, 2011, the Adviser provided the Board with information about the Adviser’s search for a new sub-adviser for the Fund and detailed reasons why it recommended that the Board appoint a new sub-adviser for the Fund.  At that time, the Adviser introduced the principals of Crow Point to the Board.  Following the March meeting, the Adviser provided the Directors with additional materials relating to Crow Point and their potential appointment as sub-adviser, and Crow Point presented to the Directors again at the June 9, 2011 Board meeting.  At the June 9, 2011 Board meeting, the Adviser also reported to the Board on its due diligence of Crow Point, including its on-site visit to Crow Point’s offices, during which representatives of the Adviser met with Messrs. O’Brien and DeCaprio, and with Crow Point’s Chief Compliance Officer.

After receiving and considering the information presented, the Board, including the Independent Directors, determined that it was in the best interest of shareholders to replace Steinberg with Crow Point and unanimously approved the New Sub-Advisory Agreement, subject to the required shareholder approval.  The following is a summary of the factors considered by the Board relevant to its consideration of the New Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by Steinberg and those that would be provided by Crow Point under the New Sub-Advisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that each of Steinberg and Crow Point were required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Crow Point investment management team.  The Board met with representatives from Crow Point and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund.  The Board was also provided with information pertaining to the organizational structure, investment and trading operations, and other relevant information pertaining to Crow Point, including the investment process to be used by Crow Point in managing the Fund’s assets.  The Board also received and reviewed information relating to Crow Point’s compliance infrastructure.

The Board considered the experience of Crow Point’s principals in managing other value-oriented pooled investment vehicles.  The Board received information regarding other pooled investment vehicles managed by Crow Point and the historical performance of those portfolios.

The Board noted that while Crow Point does not currently manage an account with the same investment objective and strategies as the Fund, Crow Point’s investment management team does have experience in managing mid-capitalization investments for its other accounts.

The Board concluded that it was satisfied with the nature, extent and quality of the investment sub-advisory services anticipated to be provided to the Fund by Crow Point and that there was a reasonable basis on which to conclude that the Fund would benefit from the sub-advisory services to be provided by Crow Point under the New Sub-Advisory Agreement.

Proposed Compensation Arrangements

The Board considered the sub-advisory fee proposed to be paid by the Adviser to Crow Point under the proposed New Sub-Advisory Agreement.  Under the New Sub-Advisory Agreement, the fees paid by the Adviser to Crow Point would be less than the fees paid by the Adviser to Steinberg under the Steinberg Sub-Advisory Agreement.  The Adviser has proposed to the Board that the savings to the Adviser from the lower Crow Point fee schedule would be waived or reimbursed to the Fund under a fee waiver, renewable on a yearly basis.  Fees payable by the Fund to the Adviser under the advisory agreement between the Fund and the Adviser would not change except to the extent of the fee waiver/reimbursement described above.

The Board indicated that any change to the net investment management fees to be retained by the Adviser in connection with the proposed New Sub-Advisory Agreement would be reviewed along with the above-described factors in connection with future annual reviews of the New Sub-Advisory Agreement.  The Board concluded that the proposed sub-advisory fee rates under the New Sub-Advisory Agreement were reasonable.

Profitability

Because the engagement of Crow Point with respect to the Fund is new, there is no historical profitability information with regard to the proposed sub-advisory arrangements with the Fund.  As a result, the Board did not consider this factor.  The Board noted that profitability would be reviewed in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed sub-advisory fee schedules for Crow Point contained two breakpoints that reduce the sub-advisory fee rate on all assets above specified levels.  It also considered Crow Point’s stated commitment to contribute to the growth of the Fund.  The Board also noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Sub-Adviser from Serving as Sub-Adviser

The Board considered potential ancillary benefits that might be received by Crow Point as a result of its relationship with the Fund.  The Board concluded that the potential benefits to be derived by Crow Point included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation.  The Board concluded that the benefits to be derived by Crow Point were consistent with the types of benefits generally derived by sub-advisers to mutual funds.

After consideration of these factors, and others deemed relevant by the Directors, the Board concluded that the approval of the New Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

THE BOARD OF SENTINEL GROUP FUNDS, INC., INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Additional Information about Crow Point

Crow Point is an investment adviser that provides or seeks to provide portfolio management services to registered investment companies, hedge funds and other private investment funds, high net worth individuals, and other U.S. and international institutions.  Currently, it provides portfolio management services primarily to registered investment companies.  Crow Point, organized as a limited liability company, is owned by Timothy O’Brien (50% ownership interest) and Peter DeCaprio (50% ownership interest), and is located at 10 New Driftway, Scituate, Massachusetts 02066.

Set forth below are the names and titles of Crow Point’s principal executive officers and members of its Board of Managers.

Name and Title(s):

Timothy O’Brien	Chief Investment Officer, Managing Director and Member of Board of Managers

Peter J. DeCaprio	Chief Risk Officer, Managing Director and Member of Board of Managers

James Craver	General Counsel and Chief Compliance Officer

Messrs. O’Brien, DeCaprio and Craver are located at Crow Point’s offices:  10 New Driftway, Scituate, Massachusetts 02066.

Other Funds Advised by Crow Point.

Crow Point does not currently provide investment advisory services to funds with similar investment objectives and policies as the Fund.

Relationships with the Fund.

No officer or Director of the Fund is an officer, employee, director, general partner or shareholder of Crow Point or has any material direct or indirect interest in Crow Point or any other person controlling, controlled by or under common control with Crow Point.  Officers of the Fund are employees or officers of the Adviser.

No Director of the Fund had or has any material interest, direct or indirect, in any material transactions or in any material proposed transactions, to which Crow Point, or any affiliated person of Crow Point, was or is to be a party.

The Fund will continue to pay advisory fees to the Adviser following the effectiveness of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

During the fiscal year ended November 30, 2010, the Fund paid no commissions to brokers affiliated with Crow Point.

Management of the Fund

Messrs. O’Brien and DeCaprio are the primary investment professionals of Crow Point who would be principally responsible for the day-to-day management of the Fund’s portfolio if shareholders approve the New Sub-Advisory Agreement.

Timothy O’Brien, Partner in Crow Point and Lead Portfolio Manager, has over 18 years of portfolio management experience.  He is currently the lead portfolio manager for both the Wells Fargo Advantage (formerly Evergreen) Utilities and Telecom Fund and the Wells Fargo Advantage (formerly Evergreen) Utilities and High Income Fund.  Prior to joining Crow Point, he was a managing director and senior portfolio manager with the Value Equity team of Evergreen Investments’ Equity Management Group.  Mr. O’Brien earned his B.A. from the University of Massachusetts and his M.B.A. from the University of Pennsylvania’s Wharton School of Business.

Peter DeCaprio, Partner in Crow Point and Portfolio Manager, has over 15 years of portfolio management experience.  Prior to joining Crow Point, he worked at Evergreen Investments as a director and senior analyst in its High Yield Bond Funds Group, covering the utility, telecommunications and media sectors. Prior to that, he was a senior equity analyst at Thomas Weisel Partners.  He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF.  Mr. DeCaprio earned his B.A. from Tufts University and his M.B.A. from Duke University’s Fuqua School of Business.

ADDITIONAL INFORMATION

General

The close of business on the New York Stock Exchange (the “NYSE”) on June 27, 2011 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement of the Meeting.  Shareholders of the Fund on the Record Date are entitled to one vote for each dollar of net asset value per share of such class for each class held.  On the Record Date, the Fund had the following shares outstanding:

Mid Cap Value Fund	Shares Outstanding	Number of Votes attributable to the Fund/ Total Net Asset Value of the Fund ($)
Class A	4,464,725.601	67,640,592.86
Class C	4,985,395.690	71,640,136.07
Class I	1,171,767.066	18,174,107.19

Required Vote

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.  The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (b) more than 50% of the outstanding voting securities of the Fund.

Shareholders on the Record Date are entitled to one vote for each dollar of net asset value per share for each share held.  If you return your proxy card and give no voting instructions, your shares will be voted “FOR” the approval of the Proposal.  Abstentions and broker non-votes are counted as shares that are present, but unvoted.  Therefore, abstentions and broker non-votes have the affect of a vote against the Proposal.

One proxy statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the proxy statement by calling 1-800-282-3863 or writing to Sentinel Funds, One National Life Drive, Montpelier, VT 05604.

One-third of all votes entitled to be cast for the Proposal, present in person or by proxy, constitutes a quorum.

If sufficient votes in favor of the Proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the affirmative vote of a majority of votes cast at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting without further notice to a date not more than 120 days after the Record Date for the Meeting.  Any business that might have been transacted at the Meeting originally called may be transacted at any such reconvened session(s) of the Meeting at which a quorum is present. By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meeting.  Therefore, whether you instruct a vote for or against the Proposal or instruct the proxy to abstain from voting on the Proposal, those persons will be authorized and are expected to vote in favor of an adjournment if sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting.

Beneficial Ownership Information

The following table sets forth information regarding the beneficial ownership of the Fund’s outstanding shares as of the Record Date by (i) the Directors and executive officers of the Corporation, (ii) the Directors and executive officers of the Corporation as a group and (iii) persons who are known by the Corporation to beneficially own more than 5% of the Fund’s outstanding shares.  Directors deemed to be “interested persons” of the Fund for purposes of the 1940 Act are indicated by an asterisk (*).  The Directors and executive officers of the Corporation as a group owned less than 1% of the Fund.  Directors and executive officers own only Class A shares of the Fund.

Director/Executive Officer	Fund Ownership

John Birch	0.000%
Thomas H. MacLeay*	0.000%
Thomas P. Malone	0.000%
Deborah G. Miller	0.000%
D. Russell Morgan	0.000%
John Raisian	0.000%
Nancy L. Rose	0.000%
Richard H. Showalter	0.000%
Susan M. Sterne	0.000%
Christian W. Thwaites*	0.000%
Angela E. Vallot	0.006%
Patanjali Varadarajan	0.000%

All Directors/Executive Officers	0.006%

No person is known by the Corporation to beneficially own more than 5% of the Fund’s outstanding shares, except as set forth below.

Class A shares

Shareholder	Shares Held	% of Outstanding Shares
Prudential Investment Mgmt Svcs FBO Mutual Fund Clients Attn: Pruchoice Unit 100 Mulberry St Newark NJ 07102-4056	426,957.699	9.56%
Patterson & Co FBO Knox City Asset Accumulator 1525 West Wt Harris Blvd Charlotte NC 28262-8522	307,892.122	6.896%
Nationwide Trust Company C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	261,051.535	5.847%

Class C shares

Shareholder	Shares Held	% of Outstanding Shares
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers Attn Physical Tean 4800 Deer Lake Drive East, 3rd Floor Jacksonville FL 32246.6484	136,487.769	11.648%

Class I shares

Shareholder	Shares Held	% of Outstanding Shares
NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans 401k 100 Megellan Way KW1C Covington KY 41015-1987	1,279,719.076	25.669%
Mitra & Co C/O M&I Trust 11270 W Parl Pl Ste 400 Milwaukee WI 53224-3638	1,693,264.595	33.965%
NFS LLC FEBO FMTC As Trustee for Synovus Managed Fund Retirment Two Destiny Way Westlake MA 02109	699,645.174	14.034%
TS Ameritrade Trust Company PO Box 17748 Denver CO 80217.0748	497,239.889	9.974%

Shareholder Communications

Shareholders who wish to communicate with the Board or individual Directors should write to the Board or to the particular Director in care of the Fund at Sentinel Group Funds, Inc., One National Life Drive, Montpelier, VT 05604.  Shareholders can also send confidential communications to the Fund’s Chief Compliance Officer at http://www.sentinelinvestments.com/confidential-contact.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the matter described in these materials.  If any other matters properly come before the Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

Future Meetings; Shareholder Proposals

The Corporation is generally not required to hold annual meetings of shareholders and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act.  By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of personnel time.

In any year in which an annual meeting of shareholders is held, for nominations or other business to be properly brought before that meeting by a shareholder, the shareholder must give written notice of the nomination or proposal in writing to the Secretary of the Corporation at the Corporation’s principal executive office not earlier than the 150th day before the anniversary of the date of mailing of the notice for the preceding annual meeting and no later than 5:00 p.m., Eastern Time, on the 120th day before the anniversary of the date of mailing of the notice for the preceding annual meeting.  However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, or the later of the 120th day prior to the date of such annual meeting or the end of the day following the day on which public announcement of the date of such meeting is first made. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because the shareholder must comply with certain rules under the Federal securities laws and the Corporation’s Bylaws before inclusion of the proposal is required.

Information about Service Providers

Sentinel Asset Management, Inc. (the “Adviser”), is the Fund’s investment adviser.

Sentinel Administrative Services, Inc. (“SASI”), an affiliate of the Advisor, serves as the Fund’s administrator and transfer agent.

SASI has engaged Boston Financial Data Services as the sub-transfer agent to the Fund.

Sentinel Financial Services Company (“SFSC”), also an affiliate of the Adviser, serves as the Fund’s principal underwriter.

The Adviser, SASI and SFSC are principally located at One National Life Drive, Montpelier, VT 05604.

By Order of the Board of Directors,

Lisa Muller

Secretary

Montpelier, VT

July 8, 2011

APPENDIX A

FORM OF NEW SUB-ADVISORY AGREEMENT

AGREEMENT made as of this        day of    , 20     by and between Sentinel Asset Management, Inc. (“SAM”), having its principal office at One National Life Drive, Montpelier, Vermont 05604, and Crow Point Partners, LLC (“Sub-Advisor”), having its office at 10 New Driftway, Suite 203, Scituate, Massachusetts 02066.

WITNESSETH

WHEREAS, SAM is a party to an Investment Advisory Agreement dated as of March 1, 1993, as amended, between it and Sentinel Group Funds, Inc. (“Sentinel Funds”), a corporation organized under the laws of the State of Maryland, a series of which is Sentinel Mid Cap Value Fund (“Fund”), which is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, SAM wishes to employ Sub-Advisor and Sub-Advisor is willing to act as an investment sub-advisor to the Fund; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, SAM and Sub-Advisor agree as follows:

1.             Duties of the Sub-Advisor.

a.               Investments. Sub-Advisor shall act as investment sub-advisor to the Fund. As such, it shall, subject to SAM’s supervision and the supervision of the Board of Directors of Sentinel Funds (“Board”), provide a complete program for the investment and reinvestment of the cash, securities, and other properties comprising the investment portfolio of the Fund in accordance with the investment policies and objectives of the Fund as reflected in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time (the “Registration Statement”). Sub-Advisor shall select industries and companies and other entities to be represented in the investment portfolio of the Fund and shall carry out programs for the purchase and sale of the securities included or to be included in the investment portfolio. All activities will be regularly reported to SAM and the Sentinel Funds.

SAM, for its part, shall at all times keep Sub-Advisor fully informed with regard to the funds available or to become available for investment, and, in general, the condition of the Fund’s affairs. SAM shall also furnish such other information with regard to the Fund’s affairs as Sub-Advisor may from time to time reasonably request.

b.              Brokerage. Sub-Advisor shall place orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, Sub-Advisor will seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, Sub-Advisor may also consider the brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (“Safe Harbor”). Sub-Advisor is authorized to direct trades to a broker-dealer who provides such brokerage and research services for a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in accordance with the Safe Harbor. Such authorization is subject to termination at any time by SAM or by the Board for any reason.

The Sub-Advisor, when selecting brokers and dealers to effect the Fund’s portfolio securities transactions, shall not take into account the brokers’ and dealers’ promotion or sale of shares of the Fund or any other registered investment company.  In addition, the Sub-Advisor shall not enter into any agreement (whether oral or written) or other understanding under which the Sub-Advisor directs, or is expected to direct, the Fund’s portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from such  portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer); and,  to a broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer) in consideration for the promotion or sale of shares of the Fund or any other registered investment company.

In allocating investment opportunities or investment sale opportunities among the various accounts over which Sub-Advisor exercises investment discretion and which investment objectives and policies are similar to those of the Fund, Sub-Advisor will employ procedures reasonably designed to assure that the Fund is treated fairly in relation to such other accounts.

Subject to any other written instructions of SAM or the Sentinel Funds, the Sub-Advisor is hereby appointed SAM’s and the Sentinel Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Advisor shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Fund’s portfolio, provided, that the Sub-Advisor’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment companies and the Sub-Advisor’s duties and obligations under federal law, this Agreement and the Sentinel Fund’s governing documents.

c.               Compliance with Applicable Laws, Governing Documents and Compliance Procedures.  In the performance of its duties and obligations under this Agreement, the Sub-Advisor shall, with respect to the Fund, (i) act in conformity with: (A) the Sentinel Fund’s Articles of Incorporation and By-Laws; (B) the Registration Statement; (C) the policies and procedures for compliance by the Sentinel Funds with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Advisor (together, the “Sentinel Funds Compliance Procedures”); and (D) the instructions and directions received in writing from SAM or the Board of the Sentinel Funds; and (ii) conform to, and comply with, the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all other federal laws applicable to registered investment companies and the Sub-Advisor’s duties under this Agreement.  SAM agrees to provide to the Sub-Advisor copies of the Sentinel Fund’s Articles of Incorporation and By-laws, Registration Statement, Sentinel Funds Compliance Procedures, and written instructions and directions of SAM and the Board, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.  SAM will provide the Sub-Advisor with any additional materials or information that the Sub-Advisor may reasonably request to enable it to perform its duties and obligations under this Agreement. SAM will provide the Sub-Advisor with reasonable advance notice, in writing, of: (i) any change in the Fund’s investment objectives, policies and restrictions as stated in the Registration Statement; (ii) any material change to the Articles of Incorporation or By-Laws; and (iii) any material change in the Sentinel Funds Compliance Procedures; and the Sub-Advisor, in the performance of its duties and obligations under this Agreement, shall manage the Fund consistently with such changes, provided the Sub-Advisor has received such prior notice of the effectiveness of such changes from the Sentinel Funds or SAM. The Sub-Advisor hereby agrees to provide to SAM in a timely manner, in writing, such information relating to the Sub-Advisor and its relationship to, and actions for, the Fund as may be required to be contained in the Registration Statement, or otherwise as reasonably requested by SAM.

The Sub-Advisor shall provide the Sentinel Funds and the Sentinel Funds’ Chief Compliance Officer (the “Sentinel Funds CCO”) such assistance as requested, and documentation as necessary, to satisfy the requirements contained in Rule 38a-1 under the 1940 Act with respect to the Sub-Advisor’s management of the portfolio of the Fund.

In addition, the Sub-Advisor shall promptly provide the Sentinel Funds CCO with copies of:  (i) the Sub-Advisor’s policies and procedures for compliance by the Sub-Advisor with the Federal Securities Laws (together, the “Sub-Advisor Compliance Procedures”), and (ii) any material changes to the Sub-Advisor Compliance Procedures.  The Sub-Advisor shall cooperate fully with the Sentinel Funds CCO so as to facilitate the Sentinel Funds CCO’s performance of the Sentinel Funds CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Board on the operation of the Sub-Advisor Compliance Procedures, and shall promptly report to the Sentinel Funds CCO any Material Compliance Matter arising under the Sub-Advisor Compliance Procedures involving the Fund.

As reasonably requested, the Sub-Advisor shall periodically (a) certify compliance with the Registration Statement and applicable laws; and (b) review and provide sub-certifications relating to the Fund’s financial statements and pricing of portfolio securities.

d.              Voting of Proxies.  As between the Sub-Advisor and SAM, SAM shall have the responsibility to vote proxies solicited with respect to securities in which the Fund may be invested from time to time in accordance with SAM’s policies on proxy voting.  Upon request of SAM or the Sentinel Funds, the Sub-Advisor will provide information on a particular issue to assist SAM in the voting of a proxy.

e.               Code of Ethics. The Sub-Advisor hereby represents that it has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.  Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to SAM and the Sentinel Funds, and any material violation of such policies and procedures and code of ethics by personnel of the Sub-Advisor, the sanctions imposed in response thereto, and any issues arising under such policies and procedures and code of ethics shall be reported to SAM and the Sentinel Funds at the times and in the format reasonably requested by SAM or the Board.

f.                 Books and Records. The Sub-Advisor shall maintain separate detailed records of all matters pertaining to the Fund, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Advisor on behalf of the Sentinel Funds are the property of the Sentinel Funds and will be surrendered promptly to the Sentinel Funds upon request.  The Sub-Advisor further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

g.              Information concerning the Sub-Advisor and management of the Fund.  From time to time as SAM or the Sentinel Funds may request, the Sub-Advisor will furnish the requesting party reports on portfolio transactions and reports on assets held by the Fund, all in such detail as SAM or the Sentinel Funds may reasonably request.  At the request of SAM or the Sentinel Funds, the Sub-Advisor shall provide reports with respect to the management of the Fund in connection with the quarterly meetings of the Board.  The Sub-Advisor will provide SAM with information (including information that is required to be disclosed in the Registration Statement) with respect to the portfolio managers responsible for management of the Fund, any changes in the portfolio managers responsible for management of the Fund, any changes in the ownership or management of the Sub-Advisor, or of material changes in the control of the Sub-Advisor.  The Sub-Advisor will promptly notify SAM of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.  Upon reasonable request, the Sub-Advisor will make available its officers and employees to meet with the Board to review the services provided by the Sub-Advisor to the Fund.

h.              Valuation of Fund Assets.  The Sub-Advisor agrees to monitor the Fund’s security positions and other assets and to notify SAM or its designee on any day that the Sub-Advisor determines that a significant event has occurred with respect to one or more securities held by the Fund.  As requested by SAM, the Sub-Advisor hereby agrees to provide additional assistance to SAM and the Sentinel Funds’ pricing agents in valuing assets held in the Fund’s portfolio.  Such assistance may include fair value pricing of portfolio securities, as requested by SAM.  The Sub-Advisor agrees that it will act, at all times, in accordance with the Sentinel Funds’ Pricing Procedures, and will provide such certifications or sub-certifications relating to its compliance with the Sentinel Funds’ Pricing Procedures as reasonably may be requested, from time to time, by SAM or the Sentinel Funds.  The Sub-Advisor also will provide such information or perform such additional acts as are customarily performed by a Sub-Advisor and may be required for the Fund or SAM to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended and any rule or regulation thereunder.

i.                  Custody Arrangements. The Sub-Advisor, on each business day, shall provide SAM and the Fund’s custodian such information as SAM and the Fund’s custodian may reasonably request relating to all transactions concerning the Fund.

j.                  Regulatory Examinations. The Sub-Advisor will cooperate promptly and fully with SAM and/or the Sentinel Funds in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Sentinel Funds, the Fund or SAM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

2.             Independent Contractor.

In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Sentinel Funds or SAM in any way or otherwise be deemed an agent of the Fund, the Sentinel Funds or SAM.

3.             Services to Other Clients.

Nothing in this Agreement shall limit or restrict the right of the Sub-Advisor or any director, officer, or employee of Sub-Advisor to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

4.             Expenses.

During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for the Fund.  The Sub-Advisor, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.

The Sentinel Funds or SAM, as the case may be, shall reimburse the Sub-Advisor for any expenses as may be reasonably incurred by the Sub-Advisor, at the request of and on behalf of the Fund or SAM. The Sub-Advisor shall keep and supply to the Sentinel Funds and SAM reasonable records of all such expenses.

5.             Compensation.

For the services to be rendered by Sub-Advisor hereunder, SAM shall pay to Sub-Advisor a monthly fee at an annual rate of 0.35% on the first $50 million of the Fund’s average daily net assets; 0.30% on the next $50 million of such assts and 0.25% of such assets over $100 million.

6.             Representations and Warranties of the Sub-Advisor.

The Sub-Advisor represents and warrants to SAM and the Sentinel Funds as follows:  (a) the Sub-Advisor is registered as an investment adviser under the Advisers Act; (b) the Sub-Advisor is a limited liability company duly organized and validly existing under the laws of the state of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted; and (c) the execution, delivery and performance by the Sub-Advisor of this Agreement are within the Sub-Advisor’s powers and have been duly authorized by all necessary action on the part of its managing members and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Advisor for the execution, delivery and performance by the Sub-Advisor of this Agreement, and the execution, delivery and performance by the Sub-Advisor of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Sub-Advisor’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Advisor.

7.             Representations and Warranties of SAM.

SAM represents and warrants to the Sub-Advisor and the Sentinel Funds as follows:  (a) SAM is registered as an investment adviser under the Advisers Act; (b) SAM is a corporation duly organized and validly existing under the laws of the state of Vermont, with the power to own and possess its assets and carry on its business as it is now being conducted; and (c) the execution, delivery and performance by SAM of this Agreement are within SAM’s powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of SAM for the execution, delivery and performance by SAM of this Agreement, and the execution, delivery and performance by SAM of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) SAM’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon SAM.

8.             Survival of Representations and Warranties; Duty to Update Information.

All representations and warranties made by the Sub-Advisor and SAM pursuant to Sections 6 and 7, respectively, of this Agreement shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

9.             Liability and Indemnification.

a.               Liability.  The duties of the Sub-Advisor shall be confined to those expressly set forth herein, with respect to the Fund.  The Sub-Advisor shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder or a failure to comply with the Fund’s investment restrictions as set forth in the Registration Statement, except as may otherwise be provided under provisions of applicable state or federal law that cannot be waived or modified hereby.

Indemnification.  The Sub-Advisor shall indemnify SAM, the Sentinel Funds and the Fund, and their respective affiliates and controlling persons (the “Sub-Advisor Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which SAM, the Sentinel Funds or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Advisor’s breach of this Agreement, or its representations and warranties herein, or as a result of its willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law or a failure to comply with the Fund’s investment restrictions as set forth in the Registration Statement; provided, however, that the Sub-Advisor Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of SAM’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

SAM shall indemnify the Sub-Advisor, its affiliates and its controlling persons (“SAM Indemnified Persons”), for any liability and expenses, including reasonable attorneys’ fees, which the Sub-Advisor, its affiliates and its controlling persons may sustain as a result of  SAM’s breach of this Agreement, or its representations and warranties herein, or as a result of its willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law; provided, however, that the SAM Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

The indemnifications provided in this Section 9(b) will survive the termination of this Agreement.

10.           Duration and Termination.

This Agreement shall become effective on the date of execution for an initial two year period, unless sooner terminated, provided that the Agreement has been approved by a vote of a majority of the outstanding voting securities, as such term is defined in the 1940 Act, of the Fund. This Agreement shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities, as such term is defined in the 1940 Act, of the Fund, or by the Board, including the approval by a majority of those Directors who are not interested persons, as such term is defined in the 1940 Act, of any party to this Agreement, at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated:  (a) with respect to the Fund, at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to Sub-Advisor; and (b) by the Sub-Advisor or SAM on 60 days written notice to the other party to this Agreement. In addition, this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the rules and regulations thereunder).  Any notice to be provided under this Section 10 shall be provided in accordance with Section 13 hereof.

11.           Confidentiality.

Subject to the duties of SAM, the Sentinel Funds and the Sub-Advisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Sub-Advisor, SAM and the Sentinel Funds in respect thereof; except to the extent: (a) SAM or the Sentinel Funds has authorized such disclosure; (b) disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;(c) such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information; (d) such information already was known by the party prior to the date hereof; (e) such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or (f) the party independently developed such information.

12.           Amendment.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No amendment of this Agreement shall be effective until approved (a) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of SAM, the Sub-Advisor or the Fund, and (b) if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

13.           Notices.

Any and all notices or other communications required or authorized to be given hereunder shall be in writing and either (i) delivered in person, (ii) sent by first class mail, postage prepaid or recognized overnight delivery service to the other party or (iii) sent by electronic means to the facsimile number(s) or electronic mailing address(es) of the other party, provided that the party providing the notice retains sufficient proof of the electronic delivery (e.g., electronic receipt of delivery or confirmation that notice was sent by facsimile), in each case at the physical or electronic address or number set forth below, or to such other address or number as such party may hereafter specify from time to time by written notice to the other party.

If to Sub-Advisor:	If to SAM:
Crow Point Partners, LLC	Sentinel Asset Management, Inc.
10 New Driftway, Suite 203	Attn: Chief Operating Officer
Scituate, Massachusetts 02066	One National Life Drive
Facsimile: 781-545-8930	Montpelier, Vermont 05604
Email: pdecaprio@crowpointpartners.com	Email: jbirch@sentinelinvestments.com

With a copy to:	With a copy to:
James B. Craver	Law Department
James B. Craver & Associates, P.C.	National Life Group
P.O. Box 811	One National Life Drive
Dover, MA 02030-0811	Montpelier, Vermont 05604
Email: jcraver@crowpointpartners.com	Facsimile: 802-229-3743

14.           Governing Law.

This agreement shall be governed by, and construed in accordance with, the laws of the State of Vermont.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

Sentinel Asset Management, Inc.	Crow Point Partners, LLC

Signature	Signature

Print Name and Title	Print Name and Title

FORM OF PROXY CARD

SENTINEL GROUP FUNDS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Your Proxy Vote is Important!
Vote by Internet Please go to the electronic voting site at www.eproxy.com/sentinel. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail Remember to sign and date the form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	Proxy Tabulator PO Box 55947 Boston MA 02205-9837 Insert Bar Code here

Sentinel Mid Cap Value Fund

SPECIAL MEETING OF SHAREHOLDERS

AUGUST 29, 2011

Solicited by the Board of Directors

The undersigned stockholder of Sentinel Group Funds, Inc. a Maryland corporation, hereby appoints D. Russell Morgan and Lisa Muller, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2011 Special Meeting of Shareholders to be held on August 29, 2011 at 10:00 a.m. local time, at One National Life Drive, Montpelier Vermont, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, including matters incident to its conduct.

When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Share Owner sign here	Date

Co-Owner sign here	Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement is available at: www.eproxy.com/sentinel

PLEASE AUTHORIZE YOUR PROXY TODAY!

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED “FOR” THE PROPOSAL.

TO PROVIDE PROXY INSTRUCTIONS PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

1.	To approve a new investment sub-advisory agreement between Sentinel Asset Management, Inc. and a new sub-adviser, Crow Point Partners, LLC	For ☐	Against ☐	Abstain ☐

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY